Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-74716) pertaining to the Uniphase Corporation 1984 Amended and Restated Stock Plan, the 1993 Flexible Stock Incentive Plan, and the 1993 Amended and Restated Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 33-31722) pertaining to the Uniphase Corporation Amended and Restated 1993 Flexible Stock Incentive Plan; the Registration Statement (Form S-8 No. 333-09937) pertaining to the Uniphase Telecommunications Products, Inc. 1995 Flexible Stock Incentive Plan; the Registration Statement (Form S-8 No. 333-39423) pertaining to the Uniphase Corporation Amended and Restated 1993 Flexible Stock Incentive Plan and the 1996 Nonqualified Stock Option Plan; the Registration Statement (Form S-8 No. 333-62465) pertaining to the Uniphase Corporation 1998 Employee Stock Purchase Plan and the Amended and Restated 1993 Flexible Stock Incentive Plan; the Registration Statement (Form S-8 No. 333-70339) pertaining to the Broadband Communications Products, Inc. 1992 Key Employee Incentive Stock Option Plan, 1997 Employee Stock Option Plan and the 1997 Nonqualified Stock Option Plan; the Registration Statement (Form S-8 No. 333-81911) pertaining to the JDS FITEL Inc. 1994 Stock Option Plan and 1996 Stock Option Plan; the Registration Statement (Form S-8 No. 333-81909) pertaining to the Uniphase Corporation Amended and Restated 1993 Flexible Stock Incentive Plan, the 1996 Nonqualified Stock Option Plan, and the 1998 Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-90301) pertaining to the JDS Uniphase Corporation 1999 Canadian Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-91313) pertaining to the EPITAXX, Inc. Amended and Restated 1996 Employee, Director and Consultant Stock Option Plan; the Registration Statement (Form S-8 No. 333-96481) pertaining to the Optical Coating Laboratory, Inc. 1993 Incentive Compensation Plan, the 1995 Incentive Compensation Plan, the 1996 Incentive Compensation Plan, the 1998 Incentive Compensation Plan, the 1999 Incentive Compensation Plan, the 1999 Director Stock Plan and the 1999 Employee Stock Purchase Plan and the OCLI 401(k) Plan; the Registration Statement (Form S-8 No. 333-36114) pertaining to the Cronos Integrated Microsystems, Inc. 1999 Stock Plan; the Registration Statement (Form S-8 No. 333-40696) pertaining to the E-TEK Dynamics, Inc. 1997 Executive Equity Incentive Plan, the 1997 Equity Incentive Plan, the 1998 Director Option Plan and the 1998 Stock Plan; the Registration Statement (Form S-8 No. 333-46846) pertaining to the Epion Corporation 1996 Stock Option Plan; the Registration Statement (Form S-8 No. 333-50176) pertaining to the Epion Corporation 1996 Stock Option Plan; the Registration Statement (Form S-8 No. 333-50502) pertaining to the Uniphase Corporation Amended and Restated 1993 Flexible Stock Incentive Plan and the JDS Uniphase Corporation 1999 Canadian Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-53642) pertaining to the Uniphase Corporation 1998 Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-55182) pertaining to the Epion Corporation 1996 Stock Option Plan; the Registration Statement (Form S-8 No. 333-55560) pertaining to the SDL, Inc. 1992 Stock Option Plan and the 1995 Stock Option Plan; the Registration Statement (Form S-8 No. 333-55796) pertaining to the Optical Process Automation, Inc. 2000 Stock Option and Incentive Plan and the 2000 Series B Preferred Stock Option Plan; the Registration Statement (Form S-8 No. 333-58718) pertaining to the Uniphase Corporation Amended and Restated 1993 Flexible Stock Incentive Plan; the Registration Statement (Form S-8 No. 333-74226) pertaining to the Uniphase Corporation Amended and Restated 1993 Flexible Stock Incentive Plan and the 1998 Employee Stock Purchase Plan, the JDS Uniphase Corporation 1999 Canadian Employee Stock Purchase Plan, the Epion Corporation 1996 Stock Option Plan and the Optical Process Automation, Inc. 2000 Stock Option and Incentive Plan; the Registration Statement (Form S-8 No. 333-99745) pertaining to the Uniphase Corporation 1993 Flexible Stock Incentive Plan; the Registration Statement (Form S-8 No. 333-110497) pertaining to the JDS Uniphase Corporation 2003 Equity Incentive Plan; the Registration Statement (Form S-8 No. 333-125647) pertaining to Photonic Power Systems, Inc. 2002 Stock Option Plan; the Registration Statement (Form S-8 No. 333-128737) pertaining to the 2005 Acquisition Equity Incentive Plan; and the Registration Statements (Form S-3 Nos. 333-27931, 333-70351, 333-91827, 333-39436, 333-48930, 333-70858, 333-75590 and 333-110527) of JDS Uniphase Corporation (formerly Uniphase Corporation) of our report dated September 30, 2005, with respect to the consolidated financial statements of JDS Uniphase Corporation as of June 30, 2005 and for each of the two fiscal years in the period ended June 30, 2005 included in this Annual Report (Form 10-K) for the year ended June 30, 2006.

/s/ ERNST & YOUNG LLP

September 14, 2006

San Jose, California